AMENDMENT OF MORTGAGE,              *             UNITED STATES OF AMERICA
ASSIGNMENT OF LEASES                *
AND RENTS AND SECURITY              *             STATE OF LOUISIANA
AGREEMENT SECURING                  *
FUTURE ADVANCES                     *             PARISH OF ORLEANS
                                    *
       BY                           *
                                    *
JEFFERSON CASINO                    *
CORPORATION and                     *
                                    *
FIRST TRUST NATIONAL                *
ASSOCIATION, AS                     *
INDENTURE TRUSTEE                   *


BE IT KNOWN, that on this 13th day of May 1996, before me, the undersigned Notary Public duly commissioned and qualified, and in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

JEFFERSON CASINO CORPORATION ("JCC") (Taxpayer I.D. No. 72-1310739), a Louisiana corporation, represented herein by Robert A. Callaway, its secretary, duly authorized to appear herein by the Unanimous Written Consent of the Sole Shareholder of Mortgagor, a multiple original of which is attached hereto and made a part hereof, which has a mailing address of 711 Casino Magic Drive, Bay St. Louis, Mississippi 39520,

and

FIRST TRUST NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE
("MORTGAGEE")(TAXPAYER I.D. No. 41-0257700), a national association having a place of business at 180 East Fifth Street, St. Paul, Minnesota 55101,
Attn.: Scott Strodthoff, represented herein by Richard Prokosch, its Trust Officer, Corporate Finance, duly authorized,

who declared that:

1. C-M of Louisiana, Inc. ("CMLI"), as mortgagor executed an Act of Mortgage, Assignment of Leases and Rents and Security Agreement Securing Future Advances dated May 11, 1996 and passed before Bernard H. Berins, Notary Public for the Parish of Orleans, State of Louisiana and which mortgage was recorded (a) in the mortgage records of Bossier Parish on May 13, 1996 at 11:27 a.m. as Instrument No. 614182 and (b) in the mortgage records of Caddo Parish on May 13, 1996 at 11:11 a.m. as Instrument No. 1515166 ("MORTGAGE").

2. Subsequent to the execution and recordation of the Mortgage, but prior to the execution of this Act of Amendment of Mortgage, Assignment of Leases and Rents and Security Agreement Securing Future Advances ("AMENDMENT") CMLI was merged into JCC ("MERGER") all in accordance with the Certificate of the Secretary of State of the State of Louisiana, a copy of which is attached hereto as Exhibit "A".

NOW, THEREFORE, JCC and Mortgagee hereby amend the Mortgage as follows:

Recitals A and B of the Mortgage are amended so henceforth they shall read as follows:

A. Pursuant to that certain Indenture date as of May 13, 1996 among Casino Magic of Louisiana, Corp. ("CASINO MAGIC LOUISIANA"), JCC, as Guarantor, and the Mortgagee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "INDENTURE"), Casino Magic Louisiana issued its 11 1/2% Senior Secured Notes due 199 (as amended, amended and restated, supplemented or otherwise modified from time to time, and including all 11 1/2% Senior Secured Notes due 1999 issued in exchange or substitution therefor, the "NOTES") in the aggregate principal amount of $35 million.

B. Pursuant to Article XII of the Indenture, JCC has guaranteed (such guarantee by Mortgagor being hereinafter referred to as the "GUARANTEE"), to the Noteholder(s) and to the Mortgagee, inter alia, the Notes and the obligations of Casino Magic Louisiana under the Indenture and the Notes.

Except as set forth above, all of the remaining terms, provisions and conditions of the Mortgage shall remain in full force and effect. This Amendment shall be deemed to be an amendment of the Mortgage and shall not constitute a novation of the Mortgage, or the indebtedness secured thereby.

JCC as the surviving entity under the Merger, herewith ratifies and confirms the Mortgage, as amended herein

THUS DONE AND PASSED, on the date first above written, in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.


WITNESSES:                          JEFFERSON CASINO CORPORATION

/s/-------------------              BY:  /s/ ROBERT A. CALLAWAY
                                    Name:  ROBERT A. CALLAWAY
                                    Title: SECRETARY
/s/-------------------

                                    FIRST TRUST NATIONAL ASSOCIATION, AS
                                    INDENTURE TRUSTEE

                                    BY: /s/ RICHARD PROKOSCH
                                    Name:  RICHARD PROKOSCH
                                    TITLE: TRUST OFFICER


                       /s/  BERNARD H. BERINS, NOTARY PUBLIC
                               BENARD H. BERINS

                     UNANIMOUS WRITTEN CONSENT OF THE SOLE
                   SHAREHOLDER OF JEFFERSON CASINO CORPORATION

The undersigned, the sole shareholder of Jefferson Casino Corporation having voting power on the matters set forth herein, hereby consents, pursuant to
Section 76 of the Louisiana Business Corporation Law, to the following corporate action:

WHEREAS, this corporation is a business corporation organized under the laws of the State of Louisiana, and under its Charter and said laws has full power and authority to assign, transfer, sell and deliver its own property; to borrow money and to secure payment of the same by mortgage or pledge of its own property, or otherwise, and all prerequisite steps and proceedings, acts and things preliminary to the adoption of these resolutions have been taken and done in due and proper form, time and matter.

WHEREAS, on the 21st day of February, 1996 a Stock Purchase Agreement ("Stock Purchase Agreement") was entered into among Casino Magic Corp. ("Magic"), a Minnesota corporation, C-M of Louisiana, Inc. ("CMLI"), a Louisiana Corporation, this corporation, Capital Gaming International, Inc. ("CGII"), a New Jersey corporation and Casino Magic of Louisiana, Corp., a Louisiana corporation ("Casino Magic Louisiana" and together with CGII, "Sellers"), with respect to the purchase by Magic, through this corporation or another of Magic's wholly owned subsidiaries to which the Stock Purchase Agreement is assigned in accordance with Paragraph 9 therein, of all of the newly issued capital stock of reorganized Casino Magic Louisiana, which owns the Crescent City Queen riverboat, the associated Louisiana riverboat gaming license issued by the Louisiana Department of Public Safety and Corrections, Riverboat Gaming Enforcement Division of the Office of State Police and certain related assets.

WHEREAS, this corporation has agreed to enter, along with others, into that certain Indenture dated as of the 13th day of May, 1996 by and among Casino Magic Louisiana, as issuer, the Guarantors named therein, and First Trust National Association, as Trustee, in the amount of $35,000,000.00
("Indenture").

WHEREAS, pursuant to Article XII of the Indenture, this corporation will guarantee (such guaranty by this corporation being hereinafter referred to as the "Guarantee") to the Noteholder(s) (as defined in the Indenture) and to First Trust National Association, inter alia. the Notes (as defined in the Indenture) or the obligations of Casino Magic Louisiana under the Indenture, the Notes, and the other Collateral Documents (as defined in the Indenture).

WHEREAS, Casino Magic Louisiana as of the time of its execution of the Indenture will be an affiliate of this corporation.

WHEREAS, the Noteholders are not willing to enter into the Indenture without the execution by this corporation of the Guarantee.

WHEREAS, it is in the best interest of this corporation to assist Casino Magic Louisiana in obtaining the financial accommodation set forth in the Indenture because this corporation will receive an advantage and benefit arising out of the Indenture, including, but not limited to the utilization of that certain real property more particularly described on Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Real Property").

WHEREAS, CMLI had agreed to secure its proposed guarantee, inter alia, of the Notes or the obligations of Casino Magic Louisiana under the Indenture, the Notes, and the other Collateral Documents by executing on May 11, 1996 a Mortgage, Assignment of - Leases and Rents and Security Agreement Securing Future Advances ("Mortgage"), in which Mortgage as collateral and security for the proposed guarantee, CMLI mortgaged, pledged, hypothecated, delivered or granted a security interest in any or all of the assets and properties of CMLI of any nature whatsoever, whether immovable or movable, corporeal or incorporeal, whether then owned or thereafter to be acquired, together with all proceeds thereof, including, but not limited to the following described property, to-wit:

1.  The Real Property

2. All buildings, structures, facilities and other improvements now or hereafter located on the Real Property;

3. All equipment (as defined in the Louisiana Commercial Laws LA. RS 10:1-101 et seq. (the "UCC")) now owned or hereafter acquired by CMLI;

4. All of the leases, subleases, lettings and licenses and all other contracts, bonds and agreements affecting the Real Property, the improvements thereon and/or any other property or rights described herein and all of the rents deriving therefrom;

5. Any and all monies, goods, accounts, chattel paper, general and tangibles, documents, instruments, contract rights and other real and personal property (including property exchanged therefor) of every kind and nature, which may from time to time be subjected to the lien granted by CMLI to secure the guarantee whether through a supplement to the mortgage to be granted or otherwise;

6. All unearned premiums under insurance policies now or hereafter obtained by mortgagor and all proceeds for conversion, voluntary or involuntary of any of the property described herein,

all as is more fully described in the Mortgage.

WHEREAS, the Mortgage was recorded (a) in the mortgage records of Bossier Parish on May 13, 1996 at 11:27 a.m. as Instrument No. 614182 and (b) in the mortgage records of Caddo Parish on May 13, 1996 at 11:11 a.m. as Instrument No. 1515166.

WHEREAS, on May 13, 1996, following the execution of the Mortgage, CMLI was merged into this corporation ("Merger").

WHEREAS, the Noteholders require this corporation to execute an Amendment of the Mortgage ("Amendment") to reflect, the changes in the parties executing the Indenture as a result of the Merger.

WHEREAS, this corporation has agreed to enter into that certain Pledge and Security Agreement dated as of the 13th day of May, 1996 by and among Casino Magic Louisiana, this corporation and First Trust National Association ("Pledge").

RESOLVED that this corporation does hereby confirm and ratify any and all actions taken on its behalf by Ed Ernst, its President, in the Stock Purchase Agreement.

RESOLVED that Robert A. Callaway, this corporation's Secretary, be and is hereby authorized and directed on behalf of this corporation to execute the Indenture, including the Guarantee, and the Pledge, which Indenture, Guarantee and Pledge to be in the form, substance and content as said officer may deem necessary or appropriate.

RESOLVED that Robert A. Callaway, this corporation's Secretary, be and is hereby authorized and directed on behalf of this corporation to execute the Amendment, with the Amendment including without limitation, a ratification and confirmation by this corporation of the Mortgage, and which Amendment to be in the form, substance and content as said officer may deem necessary or appropriate.

FURTHER RESOLVED that the documents described in the above paragraphs may contain a confession of judgment, pact de non alienando, authorization of executory process, waiver of appraisal, consent to private sale and other remedial clauses as determined by First Trust National Association in its sole discretion.

FURTHER RESOLVED that Robert A. Callaway, this corporation's Secretary, is hereby authorized to do such further acts and things and execute any and all documents and instruments, both original and amendatory, of every kind and character on behalf of this corporation as may be necessary or appropriate, in said officer's judgment, from time ,o time to carry out the terms of the Indenture, Guarantee, Pledge, Amendment and the purposes of these Resolutions.

FURTHER RESOLVED that this corporation does hereby ratify and confirm any action which Robert A. Callaway, this corporation's Secretary, may take pursuant to these Resolutions.

This Unanimous Written Consent of the Sole Shareholder is dated May 13,
1996.

                                            CASINO MAGIC CORP.,
                                            SOLE SHAREHOLDER

                                            BY:/S/ ROBERT A. CALLAWAY
                                            NAME:  ROBERT A. CALLAWAY
                                            TITLE: SECRETARY


                           C E R T I F I C A T E

I, the undersigned Secretary of Jefferson Casino Corporation, certify that
(1) the subscriber to the foregoing Unanimous Written Consent constitutes the sole shareholder of this Corporation having voting power on the matters set forth therein, (2) the same is the only action taken with respect to the matters referred to therein and that such resolutions were not thereafter altered, amended or repealed; and (3) the above and foregoing resolutions are good, valid and binding upon Jefferson Casino Corporation.

May 13, 1996
                                          /S/  ROBERT A. CALLAWAY
                                          ROBERT A. CALLAWAY, SECRETARY
                                          Jefferson Casino Corporation

                               EXHIBIT "A"

1.     TRACT "A"

A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W. BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS.

BEGINNING AT A FOUND 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 35, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, RUN THENCE SOUTH 65'05'05" EAST ALONG THE SOUTH LINE OF SAID COOK SUBDIVISION A DISTANCE OF 384.69 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

THENCE RUN SOUTH 12'56'40" WEST A DISTANCE OF 150.37 FEET TO A FOUND 1/2" DIAMETER CRIMP TOP IRON PIPE,

THENCE RUN SOUTH 60'12'49" EAST A DISTANCE OF 168.20 FEET TO A FOUND 5/8" DIAMETER IRON ROD.

THENCE RUN SOUTH 26'06'32" WEST A DISTANCE OF 251.31 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET,

THENCE RUN NORTH 70'42'00" WEST ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET A DISTANCE OF 575.91 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING AT THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET WITH THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

THENCE RUN NORTH 23'05'00" EAST ALONG THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 140.56 FEET TO A FOUND 1/2" DIAMETER IRON PIPE,

THENCE RUN NORTH 24'48'39" EAST ALONG THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 328.51 FEET TO THE POINT OF BEGINNING.

SAID TRACT CONTAINING 5.2319 ACRES.

2.   TRACT "B"

A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 3/4" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHEAST CORNER OF LOT 8, KAYWOOD SUBDIVISION, AS RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, RUN THENCE SOUTH 28'05'04" WEST A DISTANCE OF 335.76 FEET TO A SET 1/2" DIAMETER IRON ROD BEING ON THE FORMER NORTHERLY HIGH BANK OF THE RED RIVER.

THENCE RUN NORTHWESTERLY ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 614.30 FEET, NORTH 55'22'23" WEST TO A FOUND 1" DIAMETER IRON PIPE,

THENCE RUN NORTH 24'48'49" EAST A DISTANCE OF 897.25 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE SOUTH LINE OF LOT 34, COOK SUBDIVISION. AS RECORDED IN BOOK 141, PAGE 11 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH,

THENCE RUN SOUTH 65'02'25" EAST ALONG THE SOUTH LINE OF LOT 34, A DISTANCE OF 9.58 FEET T0 A FOUND 1/2" DIAMETER IRON ROD BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

THENCE RUN SOUTH 24'47'37" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 329.85 FEET TO A FOUND 1/2" DIAMETER IRON PIPE.

THENCE RUN SOUTH 22'34'14" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 194.43 FEET TO A FOUND 5/8" DIAMETER IRON ROD BEING AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET,

THENCE RUN SOUTH 70'42'00" EAST ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET A DISTANCE OF 5.17 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

THENCE RUN SOUTH 19'18'00" WEST ALONG THE WEST LINE OF LOT 1, KAYWOOD SUBDIVISION, UNIT 2. AS RECORDED IN BOOK 450, PAGE 113 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, A DISTANCE OF 200.26 FEET TO A SET 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 1,

THENCE RUN SOUTH 70'42'00" EAST ALONG THE SOUTH LINE OF KAYWOOD SUBDIVISION UNIT 2 AND KAYWOOD SUBDIVISION A DISTANCE OF 585.48 FEET TO THE POINT-OF-BEGINNING,

AND ALL THAT LAND LYING BETWEEN THE SOUTHERLY MOST LINE OF SAID DESCRIBED TRACT AND THE EXISTING HIGH BANK OF THE RED RIVER, AND LYING BETWEEN THE PROJECTED LINES OF THE EASTERLY AND WESTERLY BOUNDARIES OF SAID DESCRIBED TRACT.

SAID TOTAL TRACT CONTAINING 4.914 ACRES.

3.  TRACT "C"

A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA, AND BEING A PORTION OF LOT 34, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11, OF THE CONVEYANCE RECORDS OF BOSSIER PARISH. SAID TRACT MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 34, RUN THENCE NORTH 29'35'39" EAST ALONG THE WEST LINE OF LOT 34 A DISTANCE OF 165.24 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING ON THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 20.

THENCE RUN SOUTH 82'32'09" EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 20 A DISTANCE OF 58.03 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

THENCE RUN SOUTH 29'33'17" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 190.07 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE SOUTH LINE OF LOT 34,

THENCE RUN NORTH 65'02'25" WEST ALONG THE SOUTH LINE OF LOT 34 A DISTANCE OF
9.58 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

THENCE RUN NORTH 55'34'42" WEST ALONG THE SOUTH LINE OF LOT 34 A DISTANCE OF
44.49 FEET TO THE POINT OF BEGINNING, SAID TRACT CONTAINING 0.22 ACRES.

4  TRACT "D"

A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 1/2" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHWEST CORNER OF LOT 114. RIVERSIDE SUBDIVISION AS RECORDED IN BOOK 60, PAGE 157 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA, RUN THENCE SOUTH 70'23'37" EAST ALONG THE REAR LINE OF RIVERSIDE SUBDIVISION A DISTANCE OF
248.66 FEET TO A FOUND 1" DIAMETER IRON PIPE.

THENCE RUN SOUTH 29'01'37" WEST AND PARALLEL WITH THE EASTERLY LINE OF LOT 110 OF RIVERSIDE SUBDIVISION A DISTANCE OF 1021.25 FEET TO A FOUND 1" DIAMETER IRON PIPE, BEING ON THE FORMER HIGH BANK OF THE RED RIVER.

THENCE RUN NORTH 62'19'02" WEST ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 127.28 FEET TO A POINT. WHICH IS ON THE PROJECTION OF THE WESTERLY LINE OF LOT 112, RIVERSIDE SUBDIVISION,

THENCE CONTINUE NORTH 64'07'56" WEST ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 101.11 FEET TO A SET 1/2" DIAMETER IRON ROD, LOCATED ON THE PROJECTION OF THE EASTERLY LINE OF LOT 8, KAYWOOD SUBDIVISION,

THENCE RUN NORTH 28'05'04" EAST A DISTANCE OF 335.76 FEET TO A FOUND 3/4" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHEAST CORNER OF LOT 8 KAYWOOD SUBDIVISION AS RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH,

THENCE CONTINUE NORTH 28'05'04" EAST ALONG THE EASTERLY LINE OF LOT 8 A DISTANCE OF 202.64 FEET TO A FOUND 2" DIAMETER IRON PIPE BEING THE NORTHEAST CORNER OF LOT 8,

THENCE CONTINUE NORTH 28'05'04" EAST A DISTANCE OF 50.65 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

THENCE RUN NORTH 26'06'32" EAST A DISTANCE OF 251.31 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

THENCE RUN NORTH 31'05'36" EAST A DISTANCE OF 149.25 FEET TO THE POINT OF BEGINNING,

AND ALL THAT LAND LYING BETWEEN THE SOUTHERLY MOST LINE OF SAID DESCRIBED TRACT AND THE EXISTING HIGH BANK OF THE RED RIVER, AND LYING BETWEEN THE PROJECTED LINES OF THE EASTERLY AND WESTERLY BOUNDARIES OF SAID DESCRIBED TRACT,

SAID TOTAL TRACT CONTAINING 5.753 ACRES.

5. LOTS 1, 2 AND 4, KAYWOOD SUBDIVISION, UNIT NO. 2. A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA AS PER PLAT RECORDED IN BOOK 450, PAGE 113 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA.

6. LOTS 6, 7 AND 8 KAYWOOD SUBDIVISION, A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA, AS PER PLAT RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA.

7. LOTS 110, 111 AND 112, RIVERSIDE SUBDIVISION. A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA, AS PER PLAT RECORDED IN BOOK 60, PAGE 157 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA, LESS A STRIP OF LAND SEVEN (7') FEET IN WIDTH RUNNING BACK BETWEEN PARALLEL LINES ALONG THE ENTIRE EASTERLY SIDE OF LOT 110.

                                EXHIBIT A
                         UNITED STATES OF AMERICA
                            STATE OF LOUISIANA

                               DUPLICATE
                             FOX MCKEITHEN
                           SECRETARY OF STATE

The Secretary of State of the State of Louisiana, I do hereby Certify that a Joint Merger Agreement whereby C-M OF LOUISIANA, INC., domiciled at Shreveport, Louisiana, is merged into

                    JEFFERSON CASINO CORPORATION

Domiciled at Baton Rouge, Louisiana,

Certified by the Secretary of each corporation as having been approved by the shareholders, and signed and acknowledged by the Vice-President of each corporation on May 13, 1996,

Was recorded in this Office on May 13, 1996, the date merger became effective, and filed in Record of Charters Book 345,

By virtue of this agreement, I further certify that C-M OF LOUISIANA, INC., domiciled at Shreveport, Louisiana, is no longer qualified to transact business in this State.

In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on.

             May 13, 1996

     /s/  FOX MCKEITHEN
                                                      (STATE SEAL)
DOB
     Secretary of State

                         UNITED STATES OF AMERICA
                           STATE OF LOUISIANA

                             FOX MCKEITHEN
                           SECRETARY OF STATE

As Secretary of State of the State of Louisiana. I do hereby Certify that the annual transcript was prepared by and in this office from the record on file of which to be a copy and that is filed true and correct.

In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on

            May 13, 1996

           /s/  FOX MCKEITHEN
                                                      (STATE SEAL)
           Secretary of State

                         JOINT MERGER AGREEMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


This Joint Merger Agreement dated as of the 13th day of May, 1996, is entered into pursuant to the provisions of Section 112 of the Louisiana Business Corporation Law, by and between a majority of the directors of JEFFERSON CASINO CORPORATION (hereinafter referred to as "Surviving Corporation") and a majority of the directors of C-M OF LOUISIANA, INC. (hereinafter referred to as the "Assimilated Corporation").

                             WITNESSETH:

WHEREAS, the parties hereto desire that the Assimilated Corporation be merged with and into the Surviving Corporation pursuant to this Joint Merger Agreement (the "Agreement") providing for such merger (the "Merger"), on the date and at the time provided for herein (the "Effective Date"); and

WHEREAS, the Agreement provides for the issuance of shares of the surviving Corporation stock ("Stock") upon the merger being effective; and

WHEREAS, the parties hereto desire to set forth certain representations, warranties, and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and certain additional agreements related to the Merger,

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, and covenants herein contained, the parties hereby agree as follows:

                                   ARTICLE I
                             CONDITIONS PRECEDENT

1.01 This agreement is effective only if approved by the shareholders of both the Surviving Corporation and the Assimilated Corporation. If the shareholders for each corporation approve this Agreement by the vote required by Section 112C of the Louisiana Business Corporation Law, the fact of such approval shall be certified hereon by the secretary or assistant secretary of each corporation, and this Agreement so approved and certified shall be signed and acknowledged by the president or vice president of each corporation.

1.02 This Agreement, when and if so approved, certified, signed and acknowledged, shall be delivered to the Secretary of State of Louisiana for filing and recording, and a copy of the Certificate of Merger issued by the Secretary of State, certified by him, shall be filed for record in the Office of the Recorder of Mortgages in each Parish in this State in which either corporation has its registered office, and shall also be recorded in the Conveyance Records of each Parish in this State in which either corporation has immovable property, title to which will be transferred as a result of the merger.

1.03 As provided in Section 114 of the Louisiana Business Corporation Law, the merger shall be effective as of the date (the "Effective Date) when this Agreement is filed with the Secretary of State, as aforesaid.

1.04 On the Effective Date the Surviving Corporation shall issue and deliver to the shareholders of the Assimilated Corporation the number of shares set out opposite the name of such shareholders in accordance with this Agreement.

                              ARTICLE 2
                   THE ASSIMILATED CORPORATION'S
                  REPRESENTATIONS AND WARRANTIES

The Assimilated Corporation represents and warrants to the surviving corporation as of the date hereof and on the Effective Date as follows:

2.01 GOOD STANDING. The Assimilated Corporation is a corporation duly organized and validly existing in good standing under the laws of the State of Louisiana, and it is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in the places and in the manner as now conducted. The character and location of the assets now owned or regularly leased by the Assimilated Corporation (as hereinafter defined) in the conduct of and the nature of the business as now owned by it do not require qualification as a foreign corporation in any jurisdiction which they are not so registered.

2.02 STOCKHOLDERS AND STOCK. The authorized capital stock of the Assimilated Corporation consists solely of 100 shares of Common Stock, $0.00 par value, of which shares are issued and outstanding. Each share of said Stock is duly and validly authorized and issued, fully paid, and nonassessable. No option, warrant, call, or commitment of any kind obligating the Assimilated Corporation to issue any of its capital stock exists.

2.03 FINANCIAL STATEMENTS. The Assimilated Corporation has delivered to the Surviving Corporation copies of all relevant financial statements of the Assimilated Corporation:

Except as and only to the extent expressly disclosed by the Assimilated Corporation and identified as being delivered pursuant to this Section 2.03(a), such financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods indicated.

2.04 LIABILITIES. The Assimilated Corporation has delivered to the Surviving Corporation an accurate list as of the 13th day of May, 1996 of all liabilities of the Assimilated Corporation.

2.05 ACCOUNT RECEIVABLES. The Assimilated Corporation has delivered to the Surviving Corporation an accurate list as of the 13th day of May, 1996 of the accounts and notes receivable of the Assimilated Corporation except to the extent of the reserve for bad debts reflected thereon, to the best knowledge of the Assimilated Corporation, such accounts and notes are collectible in the amounts shown on said list.

2.06 FIXED ASSETS. The Assimilated Corporation has delivered to the Surviving Corporation an accurate list and a substantially complete description as of the 13th day of May, 1996 of all the fixed assets of the Assimilated Corporation including true and correct copies of leases on properties on which are situated buildings, warehouses, workshops, and other structures used in the operation of the business of the Assimilated Corporation. Substantially all of the machinery, and equipment of the Assimilated Corporation are in reasonably good working order and condition to the knowledge and belief of the Assimilated Corporation.

Such leases are in full force and effect and constitute valid and binding agreements of the parties thereto in accordance with their respective terms.

Except as indicated on the fist contemplated by Section 2.06, the Assimilated Corporation has neither acquired nor sold nor otherwise disposed of any fixed assets, except in the ordinary course of business. All fixed assets used either by the Assimilated Corporation in the operation of its business are either owned by the Assimilated Corporation or leased under an agreement reflected on the schedule hereto.

2.07 Title. To the knowledge and belief of the Assimilated Corporation, the Corporation has good and marketable title to all properties, assets and leasehold estates, real and personal owned and used in its business, and which is material to the operation of that business (except as since sold or otherwise disposed of in the ordinary course of business), subject to no mortgage, pledge, lien conditional sales agreement, encumbrance, or charge, except for:

a. Liens securing specified liabilities (with respect to which no default exists); and

b.  Liens for current taxes and assessments not in default; and

C. Liens arising by operation of law of which, except to the extent disclosed, the Assimilated Corporation has no knowledge of any such liens existing.

2.08  Between the date of this Agreement and the Closing Date:

a. The Assimilated Corporation will afford to the officers and authorized representatives of the Surviving Corporation access to the properties, books, and records of the Assimilated Corporation and will furnish the Surviving Corporation with such additional financial and operating data and other information as to the business and properties of the Assimilated Corporation as the Surviving Corporation may from time to time reasonably request.

b.  The Assimilated Corporation will:

1. Carry on their business in substantially the same manner as they have heretofore, and not introduce any material new method of management, operation, or accounting.

2. Maintain their properties and facilities in as good working order and condition as at present, ordinary wear and tear excepted;

3. Perform all their material obligations under agreements relating to or affecting its assets, properties, and rights;

4. Keep in full force and effect present insurance polices or other comparable insurance coverage; and

5. Use their best efforts to maintain and preserve their business organization intact, retain their present employees and maintain their relationships with suppliers, customers, and others having business relations with them.

C. The Assimilated Corporation will not, without the prior written consent of the Surviving Corporation:

1.  Make any change in their Articles of Incorporation;

2.  Issue any securities;

3. Declare or pay any divided or make any distribution in respect of their stock whether now or hereafter outstanding, or purchase, redeem, or otherwise acquire or retire for value any shares of their stock,

4. Enter into any contract or commitment or incur or agree to incur any liability or make any capital expenditures except in the normal course of business;

5. Increase the compensation payment or become payable to any officer, employee or agent, or make any bonus payment to any such person;

6. Create, assume, or permit any mortgage pledge, or other hen or encumbrance upon any assets or properties whether now owned or hereafter acquired;

7. Sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business; or

8. Merge or consolidate or agree to merge or consolidate with or into any other corporation.

                                  ARTICLE 3
                       CONDITIONS TO THE OBLIGATIONS
                       OF THE ASSIMILATED CORPORATION

3.01 CONDITIONS. The obligations of the Assimilated Corporation hereunder are at its option, subject to the satisfaction on or prior to the Effective Date of the following conditions:

a. True Representations. The representations and warranties of the Surviving Corporation contained in the Agreement shall be true on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of such date; any and all of the agreements of the Surviving Corporation to be performed on or before the Closing Date pursuant to the terms hereof shall have been performed; and the Surviving Corporation shall have delivered to the Assimilated Corporation a certificate dated the Closing Date and signed by it to all such effects.

b. Surviving Corporation's Condition. No material adverse change in the results of operations, financial condition, or business of the Surviving Corporation shall have occurred, and the Surviving Corporation shall not have suffered any material loss or damage to any of its properties or assets, whether or not covered by insurance, since April 1, 1996, which change, loss or damage materially affects or impairs the ability of the Surviving Corporation to conduct its business and the Assimilated Corporation shall have received a certificate signed by the Surviving Corporation.

c. Continued Representations: The representations and warranties of the Surviving Corporation contained in this Agreement shall be accurate as of the Effective Date as though such representations and warranties had been made at and as of that time; all of the terms, covenants, and conditions of this Agreement to be complied with and performed by the Surviving Corporation on or before the Effective Date shall have been duly complied with and performed; and a certificate to the foregoing effect dated the Effective Date and signed by a party authorized by the Board of Directors of the Surviving Corporation shall have been delivered to the Stockholders.

e. Board Authority. The Assimilated Corporation shall have received a copy of the resolutions authorizing the execution, delivery and performance of this Agreement by the Surviving Corporation certified by the Secretary of the Surviving Corporation to have been adopted by the Board of Directors of the Surviving Corporation and to be in full force and effect as of the Effective Date.

                                ARTICLE 4
                   REPRESENTATIONS OF SURVIVING CORPORATION

4.01 Representations and Warranties of Surviving Corporation. The Surviving Corporation represents and warrants to the Assimilated Corporation as of the date hereof and on the Effective Date as follows (all representations and warranties being joint and several):

a. Good Standing. The Surviving Corporation is a corporation duly organized and validly existing in good standing under the laws of the State of Louisiana, and it is duly authorized qualified and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in the places and in the manner as now conducted. The character and location of the assets now owned or regularly leased by the Surviving Corporation (as hereinafter defined) in the conduct of its businesses and the nature of the business as now transacted by it do not require qualification as a foreign corporation in any jurisdiction.

b. Stockholders and Stock. The authorized capital stock of the Surviving Corporation consists solely of 100 shares of Common Stock, $0.00 par value, of which shares are issued and outstanding. Each share of Surviving Corporation Stock is duly and validly authorized and issued, fully paid and nonassessable, and was not issued in violation of the preemptive rights of any Stockholder. No option, warranty, call, or commitment of any kind obligating the Surviving Corporation to issue any of its capital stock exists.

                                  ARTICLE 5
                               EFFECT OF MERGER

Upon the consummation of the merger as hereinabove provided (the "Effective Date"), the effect of the merger shall be that established by Section 115 of the Louisiana Business Corporation Law, and without limitation thereof, shall include the following:

a. The Surviving Corporation and the Assimilated Corporation shall be one corporation, which shall be the Surviving Corporation, and which shall survive the merger for that purpose.

b.  The separate existence of the Assimilated Corporation shall cease.

C. The Surviving Corporation shall possess all the rights, privileges, and franchises previously possessed by it, and those possessed by the Assimilated Corporation.

d. All of the property and assets of whatsoever kind or description of the Assimilated Corporation and all debts due on whatever account to it, shall be taken and be deemed to be transferred to and vested in the Surviving Corporation without further act or deed.

e. The Surviving Corporation shall be responsible for all the liabilities and obligations of the Assimilated Corporation.

                                     ARTICLE 6
                           MANNER OF CONVERSION OF SHARES

6.01 The manner and basis of converting the shares of the Assimilated Corporation into shares of the Surviving Corporation shall be as follows:

a. All shares of Common Stock of the Surviving Corporation now authorized and issued and outstanding shall remain outstanding and shall not be affected by the Merger.

b. Each share of Common Stock of the Assimilated Corporation issued and outstanding on the Effective Date shall forthwith be converted into 1 share(s) of the Common Stock of the Surviving Corporation, and each holder of Common Stock of the Assimilated Corporation, upon presentation and surrender to the Surviving Corporation of the certificate or certificates representing such stock of the Assimilated Corporation, shall be entitled to receive in exchange therefor certificates representing shares of Common Stock of the Surviving Corporation on the basis herein provided.

                                    ARTICLE 7
                          ARTICLES OF INCORPORATION AND
                        BY-LAWS OF SURVIVING CORPORATION

7.01 The Articles of Incorporation and the By-laws of the Surviving Corporation are not altered or otherwise affected by virtue of the merger.

                                   ARTICLE 8
                                    GENERAL

8.01 Additional Instruments. The parties hereto shall deliver or cause to be delivered the Effective Date, and at such times and places as shall be reasonably agreed on, such additional instruments as any party may reasonably request for the purpose of carrying out this Agreement. The Surviving Corporation and the Assimilated Corporation will cooperate and use their best efforts to have the present Officers, Directors, and employees of the Surviving Corporation and the Assimilated Corporation cooperate on and after the Effective Date in furnishing information evidence, proceedings, arrangements, or disputes of any nature with respect to matters pertaining to all periods prior to the Effective Date.

8.02 Assignment. This Agreement and the rights of the Assimilated Corporation hereunder may not be assigned (except by operation of law) and shall be binding upon and shall insure to the benefit of the parties hereto, and the successors of and the heirs and legal representatives of the parties hereto. However, the Surviving Corporation shall have the right at the Effective Date or subsequently thereto, to cause the stock of the Assimilated Corporation to be transferred to a wholly-owned subsidiary of the Surviving Corporation.

8.03 Entire Agreement. This Agreement and the documents delivered pursuant hereto constitute the entire agreement and understanding between the parties hereto and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement may be modified or amended only by duly authorized written instrument executed by the parties hereto.

8.04 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. It shall not be necessary that any single counterpart hereof be executed by all parties hereto as long as at least one counterpart is executed by each party.

8.05 Notices. Any notice or communication required or permitted hereunder shall be sufficiently given if sent by first class mail postage prepaid:

      (a)  To the Surviving Corporation:

              Daniel K. Rester
              Attorney at Law
              2431 S. Acadian Thruway, Suite 600
              P. 0. Drawer 4407
              Baton Rouge LA 70821-4407

      (b)  To the Assimilated Corporation:

              Mr. S. Judd Tooke
              Attorney at Law
              1700 Irving Place
              Shreveport LA 71101

8.06 Survivorship. All warranties, covenants, representations, and guarantees shall survive the closing and execution of the documents contemplated by this Agreement. The parties hereto in executing, and in carrying out the provision of this Agreement are relying solely on the representations, warranties, and agreements contained in this Agreement or in any writing delivered p t to provisions of this Agreement or at the closing of the transactions herein provided for and not upon any representation warranty, agreement, promise, or information, written or oral, made by any person other than as specifically set forth herein or therein.

8.07 Law. This Agreement shall be construed in accordance with the laws of the State of Louisiana.

IN WITNESS WHEREOF, a majority of the Board of Directors of each corporation has signed this Agreement on this 13th day of May, 1996.

JEFFERSON CASINO CORPORATION            C-M OF LOUISIANA, INC.
(SURVIVING CORPORATION)                 ASSIMILATED CORPORATION)

/S/ DANIEL K. RESTER                   /S/ DANIEL K. RESTER
Daniel K. Rester, Vice-President       Daniel K. Rester, Vice-President

                               CERTIFICATE

The undersigned, Secretary of JEFFERSON CASINO CORPORATION (the "Surviving Corporation"), hereby certifies that the above Joint Merger Agreement was adopted by a majority of the Board of Directors of the Surviving Corporation on the 13th day of May, 1996.

                                          /S/ ROBERT A. CALLAWAY
                                          ROBERT A. CALLAWAY, SECRETARY

                               CERTIFICATE

The undersigned, Secretary of C-M OF LOUISIANA, INC. (the "Assimilated Corporation"), hereby certifies that the above Joint Merger Agreement was adopted by a majority of the Board of Directors of the Assimilated Corporation on the 13th day of May, 1996.

                                         /s/ ROBERT A. CALLAWAY
                                         ROBERT A. CALLAWAY, SECRETARY

                               CERTIFICATE

The undersigned, Secretary of Jefferson Casino Corporation (the "Surviving Corporation") hereby certifies that the above Joint Merger Agreement was adopted by vote of at least two-thirds of the voting present at the special meeting of the Shareholders of the corporation called for such purpose on the 13th day of May, 1996.

                                            /S/ ROBERT A. CALLAWAY
                                            ROBERT A. CALLAWAY, SECRETARY


                                CERTIFICATE

The undersigned, Secretary of C-M of Louisiana, Inc. (the "Assimilated Corporation") hereby certifies that the above Joint Merger Agreement was adopted by vote of at least two-thirds of the voting present at the special meeting of the shareholders of the corporation called for such purpose on the 13th day of May, 1996.

                                           /S/ ROBERT A. CALLAWAY
                                           ROBERT A. CALLAWAY, SECRETARY


                               ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS

On this 13th day of May, 1996, before me, personally carne and appeared DANIEL K, RESTER. Vice-President of JEFFERSON CASINO CORPORATION , who being duly sworn, did depose and say that he is the Vice-President of JEFFERSON CASINO CORPORATION, the Corporation described in and which executed the foregoing instrument as its free act and deed, and he signs Es name hereto by order of resolution of the Board of Directors of said corporation.

WITNESSES:                        JEFFERSON CASINO CORPORATION


/S/ -----------------             BY: /S/ DANIEL K. RESTER
                                  DANIEL K. RESTER, VICE-PRESIDENT

/S/ -----------------


                       /S/ ---------------------
                             NOTARY PUBLIC


                           ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

On this 13th day of May, 1996, before me, personally came and appeared DANIEL K, RESTER, Vice-President of C-M OF LOUISIANA, INC., who being duly sworn, did depose and say that he is the Vice-President of C-M OF LOUISIANA INC., the Corporation described in and which executed the foregoing instrument as its free act and deed, and he signs his name hereto by order of resolution of the Board of Directors of said corporation.

WITNESSES:                         C-M OF LOUISIANA, INC.

                                   BY: /S/ DANIEL K. RESTER
                                   DANIEL K. RESTER, VICE-PRESIDENT
/S/ ------------------

/S/ ------------------


                          /S/ ------------------
                             NOTARY PUBLIC

                   RESOLUTION OF THE BOARD OF DIRECTORS
                                   OF
                          C-M OF LOUISIANA, INC.

Robert A. Callaway, Secretary of C-M of Louisiana, Inc., a Louisiana Corporation, hereby certifies that the following resolutions were adopted by the Board of Directors of C-M of Louisiana, Inc., at a duly held telephonic meeting Confirmed by written consent thereof on May 13, 1996, and that the resolutions are in full force and effect as of the date of this certificate, without modification:

RESOLVED, that C-M OF LOUISIANA, INC., through this Board enter into a Joint Agreement of Merger with JEFFERSON CASINO CORPORATION, such Joint Agreement to be in substantially the same form as the draft of the Joint Agreement attached hereto and incorporated herein by reference.

BE IT FURTHER RESOLVED, that once a majority of the respective directors of C-M of Louisiana, Inc. and Jefferson Casino Corporation have executed the Joint Agreement in accordance with law, the Joint Agreement be submitted to the shareholders of this corporation for their comments and approval at a meeting to be held in the City of New Orleans, State of Louisiana, on the 13th day of May, 1996, at 12:00 o'clock P.M., and that the Secretary of the of the Corporation shall promptly prepare and give due notice of such meeting in accordance with the provisions of Section 112C of the Louisiana Business Corporation Act, the By-laws of the Corporation and such other law as may be applicable under the circumstances.

BE IT FURTHER RESOLVED, that an appropriate proxy statement be prepared by the Secretary of the Corporation, with the assistance of counsel for the Corporation and such other special counsel as may be employed therefor, soliciting proxies to vote for the approval of such Joint Agreement of Merger consistent with the requirements of Rule 145 promulgated by the Securities and Exchange Commission.

BE IT FURTHER RESOLVED, that if said plan of Merger is approved by the Stockholders, the Officers of the Corporation are authorized to take such actions and to execute, deliver, and file such documents as may be necessary or appropriate to carry out the plan of Merger.

RESOLVED, that the Joint Agreement of Merger presented to this meeting, a copy of which attached hereto, between the Corporation and Jefferson Casino Corporation, be and the same hereby is approved in all respects in the form submitted.

RESOLVED, further, that Directors and Officers of the Corporation are authorized to take such actions and to execute, deliver, and file such documents as may be necessary or appropriate to carry out the plan of Merger.

                                        /S/ ROBERT A. CALLAWAY
                                        ROBERT A. CALLAWAY  Secretary

                   RESOLUTION OF THE BOARD OF DIRECTORS
                                   OF
 .                      JEFFERSON CASINO CORPORATION

Robert A. Callaway, Secretary of Jefferson Casino Corporation, a Louisiana corporation, hereby certifies that the following resolutions were adopted by the Board of Directors of Jefferson Casino Corporation, at a duly held telephonic meeting confirmed by written consent thereof on May 13, 1996, and that the resolutions are in full force and effect as of the date of this certificate, without modification:

RESOLVED, that JEFFERSON CASINO CORPORATION, through this Board enter into a Joint Agreement of Merger with C-M OF LOUISIANA, INC., such Joint Agreement to be in substantially the same form as the draft of the Joint Agreement attached hereto and incorporated herein by reference.

BE IT FURTHER RESOLVED, that once a majority of the respective directors of Jefferson Casino Corporation and C-M of Louisiana, Inc. have executed the Joint Agreement in accordance with law, the Joint Agreement be submitted to the shareholders of this corporation for their comments and approval at a meeting to be held in the City of New Orleans, State of Louisiana, on the 13th day of May, 1996, at 12:00 o'clock P.M., and that the Secretary of the of the Corporation shall promptly prepare and give due notice of such meeting in accordance with the provisions of Section 112C of the Louisiana Business Corporation Act, the By-laws of the Corporation and such other law as may be applicable under the circumstances.

BE IT FURTHER RESOLVED, that an appropriate proxy statement be prepared by the Secretary of the Corporation, with the assistance of counsel for the Corporation and such other special counsel as may be employed therefor, soliciting proxies to vote for the approval of such Joint Agreement of Merger consistent with the requirements of Rule 145 promulgated by the Securities and Exchange Commission.

BE IT FURTHER RESOLVED, that if said plan of Merger is approved by the Stockholders, the Officers of the Corporation are authorized to take such actions and to execute, deliver, and file such documents as may be necessary or appropriate to carry out the plan of Merger.

RESOLVED, that the Joint Agreement of Merger presented to this meeting, a copy of which attached hereto, between the Corporation and C-M of Louisiana, Inc., be and the same hereby is approved in all respects in the form submitted.

RESOLVED, further, that Directors and Officers of the Corporation are authorized to take such actions and to execute, deliver, and file such documents as may be necessary or appropriate to carry out the plan of Merger.

                                           /s/ ROBERT A. CALLAWAY
                                           ROBERT A. CALLAWAY, Secretary

                       Resolution of the Shareholders
                                     of
                        Jefferson Casino Corporation

The Shareholders by a majority vote have approved the merger of Jefferson Casino Corporation and C-M of Louisiana, Inc.

DONE this 13th day of May, 1996.

                                          /s/ Robert A. Callaway
                                          Robert A. Callaway, Secretary

                        Resolution of the Shareholders
                                      of
                            C-M of Louisiana, Inc.

The Shareholders by a majority vote have approved the merger of Jefferson Casino Corporation and C-M of Louisiana, Inc.

DONE this 13th day of May, 1996.

                                              /s/ Robert A. Callaway
                                              Robert A. Callaway, Secretary